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                                 VALIC COMPANY I
                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2006


FOREIGN VALUE FUND. Effective July 2007, Tucker Scott became a portfolio manager of the Fund and will have secondary portfolio manager responsibilities. Jeffrey Everett maintains lead portfolio management responsibilities for the Fund and Murdo Murchison and Lisa Myers continue to have secondary portfolio management responsibilities for the Fund. In the section titled "ABOUT VC I'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- TEMPLETON GLOBAL ADVISORS, LTD.", insert the following sentence:

         Tucker Scott, Executive Vice President, joined Templeton in 1996 and has been a manager of the retail Templeton Foreign Fund since 2007. He is a CFA charterholder.

VALIC ULTRA FUND. Effective August 31, 2007, in the section titled "ABOUT VC I'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.", delete the last paragraph regarding the portfolio management team for the Fund and replace with the following:

         The VALIC Ultra Fund is managed by a team of portfolio managers consisting of Tom Telford and Steve Lurito. Mr. Telford, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 2006. He joined American Century in July 1996 and became a portfolio manager in 2000. Mr. Lurito, Senior Vice President and Chief Investment Officer - U.S. Growth Equity, became a member of the team that manages the American Century Ultra Fund in August 2007. He joined American Century in July 2007. From April 2006 to June 2007, he was the chief investment officer at MUUS Asset Management. From March 2004 to January 2006, he was the director of small cap research, senior portfolio manager and managing director at Forstmann Leff Associates. From January 2002 to December 2003, he was president at Arlington Capital Management.


DATE:  AUGUST 14, 2007